Exhibit 99.2

Diamond Offshore Drilling, Inc. Rig Status Report February 9, 2015 Updated information noted in bold print

RECENT COMMITMENTS (See Body of Report For Contract Details)

No new contract commitments

	Water [1] Depth		Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type [2]	Built	Location	Operator	(USD)	Start Date	End Date	Status	1Q15 E	2Q15 E	3Q15 E	4Q15 E	Comments
									Totals:	556	335	165	60

Gulf of Mexico - U.S. (6)
Ocean Star	5,500	SS 15K	1997	US GOM	—	—	—	—	Actively marketing
Ocean Victory	5,500	SS 15K	1997	US GOM	—	—	—	—	Customer Prep
				US GOM	—	—	late Mar 2015	early May 2015	Mobe to Trinidad	10	30			Mobe
				Trinidad	BP	398,000	early May 2015	late Apr 2017	2-year term + 1- year unpriced option
Ocean Onyx	6,000	SS 15K	2014	US GOM	Apache Corporation	490,000	late Oct 2014	mid Feb 2015	Remainder of 1- year term
				US GOM	—	—	mid Feb 2015	early Apr 2015	Prep, mobe to Trinidad, acceptance	45	2			Prep, mobe, acceptance
				Trinidad	BG International	390,000	early Apr 2015	early Aug 2015	One well
				Trinidad	BG International	360,000	early Aug 2015	early Oct 2015	One well
Ocean BlackHawk	12,000	DS 15K DP	2014	US GOM	Anadarko	495,000	late May 2014	mid Jun 2019	5-year term + unpriced option	11				Installation of 2nd BOP
Ocean BlackHornet	12,000	DS 15K DP	2014	S. Korea	—	—	early Dec 2014	Apr 2015	Mobe to GOM; customer acceptance	90				Mobe, acceptance testing
				US GOM	Anadarko	495,000	Apr 2015	Apr 2020	5-year term + unpriced option
Ocean BlackRhino	12,000	DS 15K DP	2014	S. Korea	—	—	mid Dec 2014	Apr 2015	Mobe to GOM; customer acceptance	90	15			Mobe, acceptance testing
				US GOM	Murphy	550,000	Apr 2015	Jan 2016	265-day term; prior to commencement of contract, may be converted into term lasting until Jun 2016 at $485,000/day
				US GOM	—	—	Jan 2016	Q4 2016	Actively marketing
				US GOM	Hess	400,000	Q4 2016	Q4 2019	3-year Term

Gulf of Mexico - Mexico (5)
Ocean Nugget	300	JU IC	1976	Mexico	Pemex	97,000	early Jul 2013	mid Aug 2016	1,136-day term
Ocean Summit	300	JU IC	1972	Mexico	Pemex	85,999	mid Sep 2012	late May 2015	985-day term
Ocean Scepter	350	JU 15K IC	2008	Mexico	Pemex	158,000	early Jun 2014	early Mar 2016	639-day term
Ocean Ambassador	1,100	SS	1975	Mexico	Pemex	211,445	early Mar 2014	early Mar 2016	730-day term
Ocean Yorktown	2,850	SS	1976	Mexico	Pemex	184,000	early Jan 2012	early Mar 2015	219-day extension

North Sea / Mediterranean / W. Africa (7)
Ocean Nomad	1,200	SS	1975	UK	Dana Petroleum	330,000	mid Aug 2013	mid Aug 2015	2-year term
Ocean Guardian	1,500	SS 15K	1985	UK	Shell	352,000	mid Jan 2015	mid Jul 2015	Continuation of 1- year extension		60			5-Year Special Survey
Ocean Princess	1,500	SS 15K	1975	UK	EnQuest	230,000	late Nov 2014	late Feb 2015	One well
Ocean Patriot	3,000	SS 15K	1983	UK	Shell	400,511	late Oct 2014	late Oct 2017	3-year term + 2 x 1-year unpriced options
Ocean Valiant	5,500	SS 15K	1988	UK	—	—	—	—	Contract prep	65				Mobe, contract prep
				UK	Premier Oil	320,000	early Mar 2015	late Jul 2015	Two wells + 4 x 1- well options
Ocean Endeavor	10,000	SS 15K	2007	Black Sea	ExxonMobil	521,665	late Jun 2014	late Dec 2015	18-month term (dayrate incl. 50% of potential 6.6% bonus) + 6 x 6- month unpriced options.
Ocean Confidence	10,000	SS 15K DP	2001	Canary Islands	—	—	late Apr 2014	Mar 2015	Maintenance	90				Maintenance
					—	—	—	—	Actively marketing

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 1 of 4

	Water [1] Depth		Year [3] Built			Contract Dayrate		Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type [2]		Location	Operator	(USD)		Start Date	End Date	Status	1Q15 E	2Q15 E	3Q15 E	4Q15 E	Comments
Australasia (5)
Ocean Quest	4,000	SS 15K	1973	Vietnam	PVEP	198,900		late Apr 2014	late Mar 2015	Remainder of 4th well + 6 x one-well priced options		60			Maintenance
Ocean America	5,500	SS 15K	1988	Australia	Chevron	475,000		late Nov 2013	late May 2015	18-month term
Ocean Apex	6,000	SS 15K	2014	Vietnam	ExxonMobil	485,000		late Jan 2015	mid Apr 2015	One well	20				Mobe, acceptance testing
Ocean Rover	8,000	SS 15K	2003	Malaysia	Murphy	465,000		early Mar 2014	early Mar 2016	2-year term + 1-year unpriced option
Ocean Monarch	10,000	SS 15K	2008	Malaysia	—	—		mid Sep 2014	early May 2015	Mobe; contract prep	63	37			Mobe, contract prep
				Australia	Apache Corporation	410,000		early May 2015	mid Oct 2016	18-month term + 1 year option

Brazil / S. America (8)
Ocean Spur	300	JU IC	1981	Ecuador	Saipem	30,000		mid Oct 2012	late Apr 2015	bareboat charter + 1 x 6-month priced option
Ocean Lexington	2,200	SS	1976	Trinidad	BG Intl / Centrica	300,000		early Nov 2013	mid May 2015	Six wells
				US GOM	BG Intl / Centrica	300,000		mid May 2015	early Jun 2015	Prep and demobe to US GOM
				US GOM	—	—		early Jun 2015	early Sep 2015	Prep, 5-year special survey, and mobe to Mexico		25	63		Prep, 5-year survey, mobe
				Mexico	Pemex	160,000		early Sep 2015	late Mar 2018	Firm term
Ocean Winner	4,000	SS	1976	Brazil	Petrobras	283,500		mid Oct 2010	mid Mar 2015	5-year term (incl. 50% of potential 6% bonus)
				Brazil	—	—		—	—	Rig to be retired following completion of contract term
Ocean Alliance	5,250	SS 15K DP	1988	Brazil	Petrobras	367,089		late Jul 2010	mid Jun 2016	6-year term (incl. 50% of potential 15% bonus) + unpriced option		15			Maintenance
Ocean Clipper	7,875	DS 15K DP	1997	Brazil	Petrobras	312,625		late Jan 2015	early Dec 2015	Remainder of 5-year term contract (incl. 50% of potential 5% bonus) + unpriced option	10				Under Water in Lieu of Dry-dock rig inspection
Ocean Baroness	8,000	SS 15K	2002	Brazil	Petrobras	276,750		early Sep 2011	early Sep 2015	Remainder of 5-year term (incl. 50% of potential 5% bonus)
				Brazil	Petrobras	310,000		early Sep 2015	early Sep 2018	3-year extension
Ocean Courage	10,000	SS 15K DP	2009	Brazil	Petrobras	522,210		late Sep 2014	late Feb 2015	5-year term + $112,000 uplift (incl. 50% of potential 6% bonus)
				Brazil	Petrobras	567,000		late Feb 2015	late Oct 2015	3-year extension + $112,000 uplift			10		Maintenance
				Brazil	Petrobras	455,000		late Oct 2015	late Feb 2018	3-year extension
Ocean Valor	10,000	SS 15K DP	2009	Brazil	Petrobras	440,000		early Sep 2011	mid Oct 2015	Remainder of 5-year term
				Brazil	Petrobras	455,000		mid Oct 2015	mid Oct 2018	3-year extension

Rigs Under Construction (2)
Ocean BlackLion	12,000	DS 15K DP	2015	S. Korea	—	—		Q2 2012	Q4 2015	Hyundai shipyard; commissioning; mobe; acceptance		91	92	60	Mobe, acceptance testing
				US GOM	Hess	400,000		Q4 2015	Q4 2019	4-year Term
Ocean GreatWhite	10,000	SS 15K DP	2016	S. Korea	—	—		Q3 2013	H2 2016	Hyundai shipyard; commissioning; mobe; acceptance
				Australia	BP	585,000	*	H2 2016	H2 2019	3-year term + 2 x 1-year priced options (@ 585,000 + escalations); *Dayrate to increase for customer-requested equipment additions

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 2 of 4

	Water [1] Depth		Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type [2]	Built	Location	Operator	(USD)	Start Date	End Date	Status	1Q15 E	2Q15 E	3Q15 E	4Q15 E	Comments
COLD STACKED (6)
Ocean King	300	JU IC	1973	US GOM	—	—	—	—	Prep for stacking
Ocean Titan	350	JU 15K IC	1974	US GOM	—	—	—	—	Prep for stacking
Ocean Vanguard	1,500	SS 15K	1982	UK	—	—	—	—	Stacked, Actively marketing
Ocean Saratoga	2,200	SS	1976	US GOM	—	—	—	—	Stacked
Ocean General	3,000	SS	1976	Indonesia	—	—	—	—	Stacked
Ocean Worker	4,000	SS	1982	US GOM	—	—	—	—	In transit to US GOM for Cold Stacking	62				Mobe, prep for stacking

RETIRED
Ocean Concord	2,300	SS	1975	—	—	—	—	—	Sold
Ocean Epoch	3,000	SS	1977	Malaysia	—	—	—	—	Stacked
Ocean Yatzy	3,300	SS DP	1989	Brazil	—	—	—	—	Prep for exportation, scrapping

NOTES

(1.) Water Depth refers to the rig’s rated operating water depth capability. Often, rigs are capable of drilling or have drilled in greater water depths.

(2.) Rig Type and capabilities: JU=Jack-up; SS=Semisubmersible; DS=Drillship; 15K=15,000 PSI Well-Control System; DP=Dynamically Positioned Rig; IC=Independent-Leg Cantilevered Rig.

(3.) Year Built represents when rig was (or is expected to be) built and originally placed in service or year redelivered with significant enhancements that enabled the rig to be classified within a different floater category than when originally constructed.

(4.) Planned Downtime only includes downtime periods that as of this report date are, or have been, planned and estimable and do not necessarily reflect actual downtime experienced. Additional downtime may be experienced in the form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unplanned maintenance and repairs. Survey start times may also be accelerated or delayed for various reasons.

General Notes

Average Utilization: Assume rates of 92% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.

Options should be assumed to be unpriced unless otherwise indicated.

Dayrates exclude amortized revenue related to amounts earned for certain activities, such as mobe, demobe, contract preparation, etc.

Survey Costs: During surveys, normal operating expense will be incurred, plus additional costs.

US GOM=U.S. Gulf of Mexico

UWILD=Under Water in Lieu of Dry-dock rig inspection.

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 3 of 4

Diamond Offshore Drilling, Inc. Rig Status Report

Forward-Looking Statements: This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, future contract opportunites and termination rights, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning customer discussions and outcomes thereof, the impact of these and related events on our operations and revenues, rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.